POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED OCTOBER 3, 2013 TO THE SUMMARY
PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares DWA Emerging Markets Technical Leaders Portfolio

Effective immediately, the Summary Prospectus is revised as follows:

•  On page 3, the table within the section titled "Management of the Fund—Portfolio Managers" is deleted and replaced with the following:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	October 2013

P-PIE-SUMPRO-1 SUP-2 100313

Please Retain This Supplement For Future Reference.